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                                                                   EXHIBIT 10.61


                       FIRST AMENDMENT TO LEASE AGREEMENT

         THE FIRST AMENDMENT TO LEASE AMENDMENT hereinafter referred to as the "First Amendment") is made as of the 9th day of April 1999, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and LEISURE TIME TECHNOLOGY, INC. (hereinafter referred to as "Tenant").


                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 1, 1997 (hereinafter referred to as the "Agreement") for the lease of 57,000 square feet of office space at 4258 Communications Drive, Norcross, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Existing Premises"); and

         WHEREAS, Tenant desires to lease an additional 7,200 square feet of office space at 4357 Park Drive, Norcross, Georgia (hereinafter referred to as the "Building") commonly known as Suite C and as shown on the plan attached hereto as Exhibit "A" (hereinafter the "Additional Premises"); and

         WHEREAS, Landlord and Tenant desire to enter into this First Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant,

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Effective April 15, 1999, Tenant shall lease the Additional Premises, which together with the Existing Premises, equals a total of 64,200 square feet (the Additional Premises and the Existing Premises shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby).

         2. Paragraph 2.01 of the Agreement shall be amended to provide for a term for the Additional Premises only of one (1) year, commencing on April 15, 1999, and continuing until midnight on April 14, 2000.

         3. Effective April 15, 1999, Paragraph 3.01 of the Agreement is hereby amended to provide for the payment of base rental for the Additional Premises. The base rental shall be as follows:

         Additional Premises (7,200 square feet
         --------------------------------------
         April 15, 1999 - April 14, 2000    $3,900.00/month   $46,800.00/year


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which payments shall be due and payable on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

         4. The rental provided in paragraph 3 above, includes the following tenant improvements to the Additional Premises: (1) steam clean carpet; (2) repaint office walls with building standard quality paint.

         5. Effective April 15, 1999, Tenant's Pro Rata Share of the Additional Premises shall equal 10.94%, which is calculated by dividing the total rentable square footage of the Additional Premises (7,200 sq. ft.) by the total rentable square footage of the building (65,800 sq. ft.).

         6. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         7. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

         8. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         9. This First Amendment shall not be of any legal effect or consequence unless signed by landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         10. This First Amendment has been executed and shall be construed under the laws of the State of Georgia.



                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)


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         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered as of the date and year first above written.

                                       LANDLORD:

Signed, sealed and delivered           WEEKS REALTY, L.P.
in the presence of:                    a Georgia limited partnership

                                       By: Weeks GP Holdings, Inc.,
                                           a Georgia corporation,
/s/                                        its sole general partner
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Witness

/s/                                    By:/s/
----------------------------------        ------------------------------
Notary Public                          Name: Forest W. Robinson
                                       Its:  President/C.O.O.

                                       TENANT:

Signed, sealed and delivered           LEISURE TIME TECHNOLOGY, INC.
in the presence of:                    a Georgia limited partnership

/s/                                    By:/s/
----------------------------------        ------------------------------
Witness                                Name: Elden W. Rance
                                       Its:  E.V.P.

/s/
----------------------------------
Notary Public

                                       ATTEST:


                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Its:
                                           -----------------------------
                                                 (Corporate Seal)